UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2006


                               MACHINETALKER, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                           --------------------------
                 (State or other jurisdiction of incorporation)



       333-127080                                      01-0592299
---------------------------                        -------------------
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)

             513 De La Vina Street, Santa Barbara, California 93101
              ----------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 957-1680


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document:      4
                                        -------------


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

             Item 4.01  Changes in Registrant's Certifying Accountant..........1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

SECTION 6.   [RESERVED]........................................................1

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Item 4.01  Changes in Registrant's Certifying Accountant.

         On or about January 3, 2006, the Company engaged HJ Associates & Consultants, LLP, Certified Public Accountants ("New Accountant") to audit and review the Company's financial statements for the fiscal year ending December 31, 2005. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Rose, Snyder & Jacobs, a corporation of certified public accountants (the "Former Accountant").

         The Former  Accountant  was dismissed  effective  January 3, 2006.  The
Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit report for the fiscal years ending December 31, 2003 and 2004. The decision to change accountants was recommended and approved by the Company's Board of Directors. During the fiscal years ended December 31, 2003 and December 31, 2004 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         The New Accountant was engaged effective January 3, 2006. The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant. A letter from the Former Accountant addressed to The Securities and Exchange Commission was requested by the Company and is attached to this Report as Exhibit 9(c)(16).

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  [RESERVED]

SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)    Financial Statements of Business Acquired

                Not Applicable.

         (b)    Pro Forma Financial Information

                Not Applicable.

         (c)    Exhibits

                    16. Letter from Rose, Snyder & Jacobs, a corporation of certified public accountants, dated January 6, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               MACHINETALKER, INC.
                            -------------------------
                                  (Registrant)

Date:  January 6, 2006


                                 \s\     Roland F. Bryan
                                 ---------------------------
                                 Roland F. Bryan, President








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